ACQUISITION OF BUSINESS	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Acquisition of business	ACQUISITION OF BUSINESSOn May 25, 2022, American National was acquired by a wholly-owned subsidiary of the Company. American National offers a broad portfolio of insurance products, including individual and group life insurance, annuities, health insurance, and property and casualty insurance. Under the terms of the Merger Agreement, the Company acquired 100% of all American National issued and outstanding shares in exchange for $190 per share, which is equivalent to $5.1 billion. The consideration was all cash. The company acquired all assets and assumed all liabilities of American National as of the closing date, and consolidates the business for financial statement purposes.
The following summarizes the consideration transferred, fair value of assets acquired and liabilities assumed at the acquisition date:
(in US$ millions)

Total consideration transferred for the acquisition	$5,107
Assets acquired
Cash and cash equivalents	1,021
Investments	22,519
Accrued investment income	101
Reinsurance recoverables	45
Premiums due and other receivables	437
Deferred tax assets	374
Property and equipment	175
Prepaid pension	149
Equity accounted investment	1,402
Deferred acquisition costs and value of business acquired	551
Reinsurance assets	410
Investment properties	541
Other assets	198
Separate account assets	1,123
Total assets acquired	29,046
Liabilities assumed
Future policy benefits	5,337
Policyholders' account balances	13,880
Policy and contract claims	1,706
Unearned premium reserve	1,073
Other policyholder funds	324
Notes payable	158
Other liabilities	449
Separate account liabilities	1,123
Total liabilities assumed	24,050
Less: Non-controlling interest	(10)
Net assets acquired	4,986
Goodwill	$121
Accounting for the acquisition is not finalized, and there remains some measurement uncertainty on the valuation and December 31, 2022 balances, pending completion of a comprehensive evaluation of the net assets acquired. The financial statements as at December 31, 2022 reflect management's current best estimate of the purchase price allocation. Goodwill of approximately $121 million was recognized as a result of the acquisition. Final valuation of the assets acquired and liabilities assumed and the completion of the purchase price will occur by the end of the second quarter for 2023. As a result, the excess of the purchase price over the fair value of net assets acquired, representing goodwill of $121 million as at December 31, 2022, may be adjusted in future periods. Goodwill recognized is not deductible for income tax purposes. Acquisition costs of $13 million were expensed at the acquisition date and recorded as Operating expenses on the Statements of Operations.
The acquired business contributed revenues of $2.3 billion and net profit of $324 million to the Company for the period from May 25 to December 31, 2022.
If the acquisition had occurred on January 1, 2022, consolidated unaudited pro forma revenue and profit for the year ended December 31, 2022 would have been $3.9 billion and $487 million, respectively. These amounts have been calculated using the subsidiary's results and adjusting them for the revised depreciation and amortization that would have been charged assuming the fair value adjustments to investments, property and equipment and intangible assets had applied from January 1, 2022, together with the consequential tax effects.